FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 333-80099

THE GABELLI DIVIDEND GROWTH FUND

Supplement dated August 2, 2018

to the

Statement of Additional Information dated April 30, 2018

This supplement amends certain information in the Statement of Additional Information (the “SAI”), dated April 30, 2018, of The Gabelli Dividend Growth Fund. Unless otherwise indicated, all other information included in the SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the SAI.

The following replaces the heading “Investment Advisory and Other Services—Portfolio Manager Information—Other Accounts Managed” in the SAI:

Portfolio Manager Information

Other Accounts Managed

The information below provides summary information regarding other accounts for which the portfolio managers were primarily responsible for day to day management during the fiscal year ended December 31, 2017.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Sarah Donnelly	Registered Investment Companies:	2	$4.0 billion	1	$2.6 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	19	$18.6 million	0	$0
Robert D. Leininger, CFA	Registered Investment Companies:	3	$4.7 billion	2	$4.7 billion
	Other Pooled Investment Vehicles:	3	$73.6 million	0	$0
	Other Accounts:	106	$394.3 million	0	$0
Justin Bergner, CFA	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	4	$846,000	0	$0

Shareholders Should Retain This Supplement For Future Reference